Exhibit 10.1

AGREEMENT

This AGREEMENT (this “Agreement”) is made this 29th day of December, 2011 (the “Effective Date”), by and among HSRE-Campus Crest IA, LLC, a Delaware limited liability company (“HSRE”), Campus Crest Ventures III, LLC, a Delaware limited liability company (“Campus Crest”, and collectively with HSRE, the “Members”), HSRE-Campus Crest I, LLC, a Delaware limited liability company (the “Joint Venture”) and Campus Crest Properties, LLC, a North Carolina limited liability company (“CCP”).

R E C I T A L S:

WHEREAS, HSRE and Campus Crest are the sole members of the Joint Venture and the internal affairs of the Joint Venture are governed by that certain Amended and Restated Operating Agreement of the Joint Venture, dated as of October 19, 2010, as amended by that certain First Amendment to the Amended and Restated Operating Agreement, dated as of October 31, 2011 (as amended, the “JV Agreement”);

WHEREAS, the Joint Venture is the owner of (i) a 100% ownership interest (the “Statesboro Interest”) in Campus Crest at Statesboro, LLC, a Delaware limited liability company (the “Statesboro Property Owner”), (ii) a 99% limited partnership interest (the “Huntsville LP Interest”) in Campus Crest at Huntsville, LP, a Delaware limited partnership (the “Huntsville Property Owner” and collectively with the Statesboro Property Owner, the “Property Owners”), and (iii) a 100% ownership interest (the “Huntsville GP Interest”, and collectively with the Statesboro Interest and the Huntsville LP Interest, the “Property Owner Interests”) in HSRE-CC Huntsville GP, LLC, a Delaware limited liability company (“Huntsville GP”);

WHEREAS, Huntsville GP owns a 1% general partnership interest in the Huntsville Property Owner;

WHEREAS, (i) the Huntsville Property Owner is the owner of that certain student housing property in Huntsville, Texas (the “Huntsville Property”) and (ii) the Statesboro Property Owner is the owner of that certain student housing property in Statesboro, Georgia (the “Statesboro Property”, and collectively with the Huntsville Property, the “Properties”);

WHEREAS, the Joint Venture will create a new Delaware limited liability company, CCP NEWCO, LLC (“CCP Holding”). The Joint Venture’s 100% ownership interest in CCP Holding shall be referred to herein as the “CCP Holding Interests”; and

WHEREAS, the Members, the Joint Venture and CCP now desire to enter into this Agreement to cause the following: (i) the Joint Venture will contribute the Property Owner Interests to CCP Holding, (ii) the Joint Venture will then distribute to each of Campus Crest and HSRE their pro rata share of the CCP Holding Interests, 49.9% to Campus Crest and 50.1% to HSRE in accordance with Section 4.1(b) of the JV Agreement, (iii) HSRE shall assign and transfer its 50.1% ownership interest in CCP Holding to Campus Crest, in consideration for Campus Crest paying $13,510,000.00 to HSRE and (iv) Campus Crest will distribute to CCP, its sole member, its 100% ownership interest in CCP Holding, all in accordance with the terms hereunder.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Terms. Except as otherwise specifically sets forth in this Agreement, all capitalized terms used herein shall have the meanings given such terms in the JV Agreement.

2. Contribution of Property Owner Interests to CCP Holding. On the Effective Date, the Joint Venture hereby agrees to contribute the Property Owner Interests to CCP Holding, pursuant to the form of assignment agreement attached hereto on Exhibit A.

3. Distribution of the CCP Holding Interests. Immediately following the contribution described in paragraph 2 above, the Joint Venture hereby agrees to distribute to each of Campus Crest and HSRE their pro rata share of the CCP Holding Interests, 49.9% to Campus Crest and 50.1% to HSRE in accordance with Section 4.1(b) of the JV Agreement.

4. Transfer of Interest in CCP Holding; Consideration. Immediately following the distribution described in paragraph 3 above, (i) HSRE hereby agrees to assign and transfer its 50.1% ownership interest in CCP Holding to Campus Crest and Campus Crest hereby accepts the assignment of the 50.1% ownership interest in CCP Holding and (ii) Campus Crest hereby agrees to pay $13,510,000.00 to HSRE in consideration for its 50.1% ownership interest in CCP Holding.

5. Distribution of the CCP Holding Interests. Immediately following the transfer described in paragraph 4 above, Campus Crest hereby agrees to distribute to CCP its 100% ownership interest in CCP Holding.

6. Agreement to Direct.

(a) Notwithstanding paragraphs 3, 4 and 5 to the contrary, (i) HSRE hereby directs the Joint Venture on its behalf to assign and transfer its 50.1% ownership interest in CCP Holding directly to CCP and (ii) Campus Crest hereby directs the Joint Venture on its behalf to assign and transfer its 49.9% ownership interest in CCP Holding directly to CCP. Therefore, in conjunction with these directions, the Joint Venture shall assign a 100% ownership interest in CCP Holding to CCP, pursuant to an assignment agreement in the form attached hereto on Exhibit B.

(b) The Joint Venture directs Campus Crest to pay the consideration described in paragraph 4 above directly to HSRE.

7. Prorations. The following shall be apportioned between HSRE and Campus Crest with respect to the Properties, such prorations to be computed based on the number of days before and after the Effective Date in the month in which the Effective Date occurs, as of 12:01

a.m. on the Effective Date, and such prorations, multiplied by 50.1%, shall increase or decrease the amount of cash disbursed to HSRE:

(a) all collected rents and other sums received under leases at the Properties (including prepaid rents);

(b) taxes and assessments (including, without limitation, personal property taxes on the personal property and rent taxes) levied against the Properties;

(c) pre-payments and accrued amounts due under any contracts relating to the Properties;

(d) accrued income and expenses (including, without limitation, gas, electricity and other utility charges for which the Joint Venture or the Property Owners are liable, if any, with such charges to be apportioned on the basis of the most recent meter reading occurring prior to the Effective Date or, if unmetered, on the basis of a current bill for each such utility);

(e) all other expenses pertaining to the Properties;

(f) premiums under insurance policies held by the Property Owners that will continue to be in effect after the Effective Date; and

(g) all accrued and unpaid interest and other amounts due under the mortgage loans encumbering the Properties, together with a credit to HSRE for the amount of any reserve accounts held by the lender to the extent retained for the benefit of the Property Owners after the Effective Date.

HSRE and Campus Crest agree that, subject to the provisions of Paragraph 8 hereof, the parties shall execute a Closing Statement on the Effective Date in the form attached hereto as Exhibit C containing the correct and agreed-upon proration of the items described in this Paragraph 7.

8. Method of Prorations. Notwithstanding anything contained in the foregoing provisions:

(a) Real estate and personal property taxes and assessments will be prorated between HSRE and Campus Crest for the period for which such taxes are assessed, regardless of when payable. The estimated tax amount calculated for appraisal purposes, and to be used for proration purposes, is $496,787.33. Any taxes paid at or prior to the Effective Date shall be prorated based upon the amounts actually paid. If taxes and assessments for the fiscal year in which the Effective Date occurs or any prior years have not been paid before the Effective Date, Campus Crest shall be credited by HSRE at the Effective Date with an amount equal to that portion of such taxes and assessments which are ratably attributable to the period before the Effective Date and Campus Crest shall pay the taxes and assessments prior to their becoming delinquent. If taxes and assessments for the fiscal year in which the Effective Date occurs have been paid before the Effective Date, HSRE shall be credited by Campus Crest at the Effective Date with an amount equal to that portion of such taxes and assessments which are ratably attributable to the period from and after the Effective Date. All prorations for real estate taxes that are based on estimates shall be reprorated when the actual taxes for the applicable period are ascertainable.

(b) Rents collected after the Effective Date shall be deemed to apply first to current rents and rents accrued subsequent to the month in which the Effective Date occurred, second to the month in which the Effective Date occurred, subject to the applicable proration, and third to delinquent Rents accrued prior to the month in which the Effective Date occurred. If Campus Crest collects rent subsequent to the Effective Date that, based on the foregoing, should be applied to the Joint Venture’s period of ownership of the Properties, Campus Crest shall promptly pay 50.1% of such rent to HSRE. Rents collected by the Joint Venture or HSRE after the Closing to which Campus Crest is entitled under this Paragraph 8(b) shall be promptly delivered to Campus Crest.

(c) Either party shall be entitled to a post-Closing adjustment for any incorrect proration or adjustment provided written notice thereof is given to the other party within one (1) year of the Effective Date and both parties agree upon the amount of the post-Closing adjustment; provided, however, that the one (1) year limitation shall not apply with respect to real estate taxes.

9. Closing Costs. Except as otherwise specifically set forth in this Agreement, Campus Crest shall be responsible to pay the following closing costs and other costs incurred in connection with the transactions contemplated by this Agreement: (i) to the extent required by Campus Crest, the cost of any endorsements to the existing base title policy and the cost of any Survey, all recording costs and one-half of any escrow costs; (ii) transfer, documentary and similar taxes related to the sale of the Property Owners Interest and/or CCP Holding Interest, if any; (iii) the fees of HSRE’s attorneys, in an amount equal to $9,000; (iv) the fees of Campus Crest’s attorneys; and (v) any assumption fee payable to a lender in connection with such lender’s approval of the transactions contemplated by this Agreement in connection with the purchase and sale of the Property Owner Interests and CCP Holding Interest. HSRE shall be responsible to pay one-half of any escrow costs incurred. In the event of a conflict of the allocation of closing costs between this Agreement and the JV Agreement, the terms and conditions of this Agreement shall control.

10. Miscellaneous.

(a) Amendments. This Agreement may not be modified, altered or amended except pursuant to a written instrument executed by the parties hereto.

(b) Assignment. This Agreement may not be assigned, in whole or in part, by any party hereto without the consent of the other parties.

(c) Binding Agreement. This Agreement shall be binding on the parties hereto, and their authorized representatives, successors and assigns.

(d) Counterparts. This Agreement may be executed in counterparts and all counterparts shall be considered part of one Agreement binding on all parties hereto.

(e) Entire Agreement. This Agreement supersedes any prior agreement and contains the entire agreement of the parties or their predecessors in interest with respect to the subject matter hereof.

(f) Governing Law. This Agreement, and the application or interpretation hereof, shall be governed by the laws of the State of Delaware.

(g) Headings. All section headings in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section.

(h) Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, the singular shall include the plural and vice versa as the context may require.

(i) Waiver. No consent or waiver, express or implied, by either party to or of any breach or default by the other party in the performance of this Agreement shall be construed as a consent or waiver to or of any subsequent breach or default in the performance by such other party of the same.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement is executed on the day and year first above written.

HSRE:

HSRE-CAMPUS CREST IA, LLC, a Delaware limited liability company

By:	HSREP II Holding, LLC, a Delaware limited liability company, its sole member

	By:	HSRE REIT II, a Maryland real estate investment trust, a member

By:	/s/ Stephen Gordon

	Name:	Stephen Gordon
	Its:	Trustee

CAMPUS CREST:

CAMPUS CREST VENTURES III, LLC, a Delaware limited liability company, a member

By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:	/s/ Donald L. Bobbitt, Jr.

	Name:	Donald L. Bobbitt, Jr.
	Its:	Manager

JOINT VENTURE:

HSRE-CAMPUS CREST I, LLC, a Delaware limited liability company

By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:	/s/ Donald L. Bobbitt, Jr.

Name:	Donald L. Bobbitt, Jr.
Its:	Manager

[Signature Page to the Contribution and Distribution Agreement]

CCP:

CAMPUS CREST PROPERTIES, LLC, a North Carolina limited liability company

By:	/s/ Donald L. Bobbitt, Jr.

Name:	Donald L. Bobbitt, Jr.
Its:	Manager

[Signature Page to the Contribution and Distribution Agreement]

EXHIBIT A

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), dated as of the 29th day of December, 2011 (the “Effective Date”), is executed by and between HSRE-CAMPUS CREST I, LLC, a Delaware limited liability company (“Assignor”), and CCP NEWCO, LLC, a Delaware limited liability company (“Assignee”). All capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, Assignor is the owner of (i) a 100% ownership interest (the “Statesboro Interest”) in Campus Crest at Statesboro, LLC, a Delaware limited liability company (the “Statesboro Property Owner”), (ii) a 99% limited partnership (the “Huntsville LP Interest”) interest in Campus Crest at Huntsville, LP, a Delaware limited partnership (the “Huntsville Property Owner”), (iii) a 100% ownership interest (the “Huntsville GP Interest, and collectively with the Statesboro Interest and the Huntsville LP Interest, the “Property Owner Interests”) in HSRE-CC Huntsville GP, LLC, a Delaware limited liability company (“Huntsville GP”), and (iv) a 100% ownership interest in Assignee;

WHEREAS, Assignor, HSRE-Campus Crest IA, LLC, Campus Crest Ventures III, LLC, and Campus Crest Properties, LLC, entered into that certain Agreement, dated as of the Effective Date (the “Agreement”); and

WHEREAS, in accordance with the Agreement, Assignor desires to sell, assign and transfer all of its Property Owner Interests to Assignee, and Assignee desires to accept the Property Owner Interests as a contribution to capital pursuant to the terms and conditions contained in the Agreement.

NOW THEREFORE, IN CONSIDERATION of the mutual promises contained in this Assignment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby agrees as follows:

1. Assignment and Assumption. Assignor hereby assigns and transfers to Assignee, all of Assignor’s right, title and interest in the Property Owner Interests. Assignee hereby accepts assignment of the Property Owner Interests and assumes all obligations with respect thereto.

2. Further Assurances. Assignor agrees to execute such further documents as Assignee may deem reasonably necessary or desirable to effectuate the purposes of this Assignment.

3. Miscellaneous. This Assignment (including all Recitals and Exhibits hereto) contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all prior understandings, if any, with respect thereto.

(A) This Assignment shall be governed by the laws of the State of Delaware, without regard to its conflict of law provisions.

(B) This Assignment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.

(C) This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but and all of which shall constitute one and the same instrument.

[Signature Page Follows]

This Assignment is effective as of day and year first above written.

ASSIGNOR:

HSRE-CAMPUS CREST I, LLC, a Delaware limited liability company

By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

	By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its manager

By:

		Name:	Donald L. Bobbitt, Jr.
		Its:	Manager

ASSIGNEE:

CCP NEWCO, LLC, a Delaware limited liability company

By:	HSRE-Campus Crest I, LLC, a Delaware limited liability company

	By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its manager

By:

Name:	Donald L. Bobbitt, Jr.
Its:	Manager

EXHIBIT B

ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (this “Assignment”), dated as of the 29th day of December, 2011 (the “Effective Date”), is executed by and between HSRE-Campus Crest I, LLC, a Delaware limited liability company (“Assignor”), Campus Crest Properties, LLC, a North Carolina limited liability company (“Assignee”), HSRE-Campus Crest IA, LLC, a Delaware limited liability company (“HSRE”) and Campus Crest Ventures III, LLC, a Delaware limited liability company (“Campus Crest”). All capitalized terms that are not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, Assignor is the owner of a one hundred percent (100%) ownership interest (the “CCP Holding Interest”) in CCP NEWCO, LLC, a Delaware limited liability company (“CCP Holding”), which, in turn, owns (i) a 100% ownership interest in Campus Crest at Statesboro, LLC, a Delaware limited liability company (the “Statesboro Property Owner”), (ii) a 99% limited partnership interest in Campus Crest at Huntsville, LP, a Delaware limited partnership (the “Huntsville Property Owner”), and (iii) a 100% ownership interest in HSRE-CC Huntsville GP, LLC, a Delaware limited liability company (“Huntsville GP”);

WHEREAS, the internal affairs of CCP Holding are governed by that certain Limited Liability Company Operating Agreement of CCP Holding, dated as of the date hereof, (the “CCP Holding Operating Agreement”); and

WHEREAS, concurrently with the execution of this Assignment, the Parties have entered into that certain Agreement, dated of the date hereof (the “Agreement”), pursuant to which Assignor has been directed, on behalf of HSRE and Campus Crest, to sell, assign and transfer the CCP Holding Interest, all on the terms and conditions set forth in this Assignment.

NOW THEREFORE, IN CONSIDERATION of the mutual promises contained in this Assignment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agrees as follows:

1. Assignment and Assumption. Assignor hereby assigns and transfers to Assignee the CCP Holding Interest, including, without limitation, all of Assignor’s rights to profits and distributions of cash after the date hereof under the CCP Holding Operating Agreement (the “Assigned Interest”). Assignee hereby accepts assignment of the Assigned Interest and assumes all obligations with respect thereto.

2. Consideration. Concurrently with the execution of this Assignment and in consideration for the Assignment and pursuant to the Agreement, Campus Crest shall pay $13,510,000.00 to HSRE.

3. Further Assurances. Assignor agrees to execute such further documents as Assignee may deem reasonably necessary or desirable to effectuate the purposes of this Assignment.

B-1

4. Miscellaneous. This Assignment (including all Recitals and Exhibits hereto) contains the entire agreement between the parties with respect to the subject matter hereof, supersedes all prior understandings, if any, with respect thereto.

(A) This Assignment shall be governed by the laws of the state of Delaware, without regard to its conflict of law provisions.

(B) This Assignment shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.

(C) This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but and all of which shall constitute one and the same instrument. Signatures hereon sent by facsimile or other electronic transmission may be treated as original signatures.

[Signatures on following page]

B-2

This Assignment is effective as of day and year first above written.

ASSIGNOR:

HSRE-CAMPUS CREST I, LLC, a Delaware limited liability company

By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

	By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:

		Name:	Donald L. Bobbitt, Jr.
Its: Manager

HSRE:

HSRE-CAMPUS CREST IA, LLC, a Delaware limited liability company

By:	HSREP II Holding, LLC, a Delaware limited liability company, its sole member

	By:	HSRE REIT II, a Maryland real estate investment trust, a member

By:

Name:	Stephen Gordon
Its:	Trustee

ASSIGNEE:

CAMPUS CREST PROPERTIES, LLC, a North Carolina limited liability company

By:

Name:	Donald L. Bobbitt, Jr.
Its:	Manager

CAMPUS CREST:

CAMPUS CREST VENTURES III, LLC, a Delaware limited liability company, a member

By:	Campus Crest Properties, LLC, a North Carolina limited liability company, its Manager

By:

Name:	Donald L. Bobbitt, Jr.
Its: Manager

EXHIBIT C

CLOSING STATEMENT

[to be attached]